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                                                                Exhibit 10.39

                           SECOND AMENDMENT TO LEASE


     THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is made as of the 1st day of January, 1995, between HAROLD B. CHAPMAN, JR., an individual ("Chapman"), and CHIRON CORPORATION, a Delaware corporation ("Chiron").

     THIS SECOND AMENDMENT IS ENTERED on the basis of the following facts, intentions and understandings of the parties:

     A. Chapman, as the lessor, and Cetus Corporation ("Cetus"), as the lessee, entered a Lease ("Original Lease") dated as of July 1, 1983. Chiron is the successor to Cetus.

     B. The Original Lease relates to premises ("Premises") commonly known as Building M and Building G located at 1400 and 1450 53rd Street in Emeryville, California. The Premises are more particularly described in the Original Lease.

     C. Chapman and Cetus entered an Amendment to Lease ("First Amendment") dated as of March 20, 1990. The Original Lease as amended by the First Amendment is hereinafter referred to as the "Lease." Terms which are capitalized in this Second Amendment and not defined herein shall have the meanings set forth in the Lease.

     D. Chapman and Chiron now desire to amend the Lease as provided in this Second Amendment.

     E. Also as of the date of this Second Amendment, Chapman and Chiron are entering an Option Agreement pursuant to which Chapman is granting to Chiron an option to purchase the Premises. The Option Agreement is not to alter the Lease (as amended by this Second Amendment) in any way.

     F. The Term of the Lease is seven (7) years, commencing on July 1, 1983. The Lease provides that Chiron has the option to extend the Lease for nine (9) additional terms of two (2) years each. Chiron has already exercised three (3) of the two (2) year extensions, with the Term of the Lease, as extended prior to this Second Amendment, to expire on July 1, 1996.

     G. Chiron desires by this Second Amendment to extend the Term of the Lease by two (2) additional terms of two (2) years, such that (i) the Term of the Lease after the extensions pursuant to this Second Amendment shall expire on June 30, 2000, and (ii) Chiron will have the right, in accordance with the terms of the Lease (as amended by this Second Amendment), to extend the


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Term of the Lease after June 30, 2000 by four (4) additional terms of two (2)
years each.

     NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises the parties, the parties agree as follows:

     1. EXERCISE OF OPTIONS. By this Second Amendment, Chiron hereby exercises two (2) options to extend the Term of the Lease for two (2) years each. The extensions pursuant to this exercise shall commence on July 1, 1996, and extend through June 30, 2000.

     2. REVISED SECTION 10.1. The first sentence of Section 10.1 shall state in its entirety as follows: "Cetus at its own expense shall carry throughout the term hereof property insurance on the Premises to replace the Building in compliance with current building codes."

     3. NO MODIFICATION OF LEASE. No terms of the Option Agreement shall alter or modify in any way the terms of the Lease (as amended). For example, the failure of Chiron to exercise the option, granted in the Option
Agreement, to purchase the Premises shall not affect Chiron's rights under the Lease (as amended).

     4. SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors in interest and assigns.

     5. REMAINDER OF LEASE UNAFFECTED. Except as expressly amended by this Second Amendment, the Lease shall remain in full force and effect and unamended.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, on the date(s) set forth below, as of the day and year first above written.

                                                 "Chapman"

                                                 /s/ Harold B. Chapman, Jr.
                                                 --------------------------
                                                 Harold B. Chapman, Jr., an
                                                 individual


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                                                 "Chiron"

                                                 Chiron Corporation, a
                                                 Delaware corporation


                                                 By  /s/
                                                    --------------------

                                                 Its  Vice President
                                                     -------------------

                                                 Date  June 7, 1995
                                                      ------------------


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